                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Richard A. Kalaher, Frederick W. Jaqua and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), to be offered for sale to the public on behalf of certain Management Stockholders and others as contemplated by that certain Amended and Restated Stockholders Agreement of American Standard Companies Inc., dated as of December 2, 1994, among the Corporation, Kelso ASI Partners, L.P. and the Management Stockholders named therein; and

          b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 10th day of December, 1996.

                                          /s/ STEVEN E. ANDERSON
                                          --------------------------------------
                                          Name: Steven E. Anderson
                                          Title: Director

                               POWER OF ATTORNEY

     The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Richard A. Kalaher, Frederick W. Jaqua and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), to be offered for sale to the public on behalf of certain Management Stockholders and others as contemplated by that certain Amended and Restated Stockholders Agreement of American Standard Companies Inc., dated as of December 2, 1994, among the Corporation, Kelso ASI Partners, L.P. and the Management Stockholders named therein; and

          b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 10th day of December, 1996.

                                          /s/ HORST HINRICHS
                                          --------------------------------------
                                          Name: Horst Hinrichs
                                          Title: Director

                               POWER OF ATTORNEY

     The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Richard A. Kalaher, Frederick W. Jaqua and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), to be offered for sale to the public on behalf of certain Management Stockholders and others as contemplated by that certain Amended and Restated Stockholders Agreement of American Standard Companies Inc., dated as of December 2, 1994, among the Corporation, Kelso ASI Partners, L.P. and the Management Stockholders named therein; and

          b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of
attorney this 10th day of December   , 1996.

                                          /s/ GEORGE H. KERCKHOVE
                                          --------------------------------------
                                          Name: George H. Kerckhove
                                          Title: Director

                               POWER OF ATTORNEY

     The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Richard A. Kalaher, Frederick W. Jaqua and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), to be offered for sale to the public on behalf of certain Management Stockholders and others as contemplated by that certain Amended and Restated Stockholders Agreement of American Standard Companies Inc., dated as of December 2, 1994, among the Corporation, Kelso ASI Partners, L.P. and the Management Stockholders named therein; and

          b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 13th day of December, 1996.

                                          /s/ SHIGERU MIZUSHIMA
                                          --------------------------------------
                                          Name: Shigeru Mizushima
                                          Title: Director

                               POWER OF ATTORNEY

     The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Richard A. Kalaher, Frederick W. Jaqua and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), to be offered for sale to the public on behalf of certain Management Stockholders and others as contemplated by that certain Amended and Restated Stockholders Agreement of American Standard Companies Inc., dated as of December 2, 1994, among the Corporation, Kelso ASI Partners, L.P. and the Management Stockholders named therein; and

          b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 10th day of December, 1996.

                                          /s/ FRANK T. NICKELL
                                          --------------------------------------
                                          Name: Frank T. Nickell
                                          Title: Director

                               POWER OF ATTORNEY

     The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Richard A. Kalaher, Frederick W. Jaqua and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), to be offered for sale to the public on behalf of certain Management Stockholders and others as contemplated by that certain Amended and Restated Stockholders Agreement of American Standard Companies Inc., dated as of December 2, 1994, among the Corporation, Kelso ASI Partners, L.P. and the Management Stockholders named therein; and

          b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 11th day of December, 1996.

                                          /s/ ROGER W. PARSONS
                                          --------------------------------------
                                          Name: Roger W. Parsons
                                          Title: Director

                               POWER OF ATTORNEY

     The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Richard A. Kalaher, Frederick W. Jaqua and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), to be offered for sale to the public on behalf of certain Management Stockholders and others as contemplated by that certain Amended and Restated Stockholders Agreement of American Standard Companies Inc., dated as of December 2, 1994, among the Corporation, Kelso ASI Partners, L.P. and the Management Stockholders named therein; and

          b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 16th day of December, 1996.

                                          /s/ J. DANFORTH QUAYLE
                                          --------------------------------------
                                          Name: J. Danforth Quayle
                                          Title: Director

                               POWER OF ATTORNEY

     The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Richard A. Kalaher, Frederick W. Jaqua and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), to be offered for sale to the public on behalf of certain Management Stockholders and others as contemplated by that certain Amended and Restated Stockholders Agreement of American Standard Companies Inc., dated as of December 2, 1994, among the Corporation, Kelso ASI Partners, L.P. and the Management Stockholders named therein; and

          b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 11th day of December, 1996.

                                          /s/ DAVID M. RODERICK
                                          --------------------------------------
                                          Name: David M. Roderick
                                          Title: Director

                               POWER OF ATTORNEY

     The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Richard A. Kalaher, Frederick W. Jaqua and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), to be offered for sale to the public on behalf of certain Management Stockholders and others as contemplated by that certain Amended and Restated Stockholders Agreement of American Standard Companies Inc., dated as of December 2, 1994, among the Corporation, Kelso ASI Partners, L.P. and the Management Stockholders named therein; and

          b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 10th day of December, 1996.

                                          /s/ JOHN RUTLEDGE
                                          --------------------------------------
                                          Name: John Rutledge
                                          Title: Director

                               POWER OF ATTORNEY

     The undersigned, a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Richard A. Kalaher, Frederick W. Jaqua and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), to be offered for sale to the public on behalf of certain Management Stockholders and others as contemplated by that certain Amended and Restated Stockholders Agreement of American Standard Companies Inc., dated as of December 2, 1994, among the Corporation, Kelso ASI Partners, L.P. and the Management Stockholders named therein; and

          b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of December, 1996.

                                          /s/ JOSEPH S. SCHUCHERT
                                          --------------------------------------
                                          Name: Joseph S. Schuchert
                                          Title: Director

                               POWER OF ATTORNEY

     The undersigned, the Chairman, President, Chief Executive Officer and a Director of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Richard A. Kalaher, Frederick W. Jaqua and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), to be offered for sale to the public on behalf of certain Management Stockholders and others as contemplated by that certain Amended and Restated Stockholders Agreement of American Standard Companies Inc., dated as of December 2, 1994, among the Corporation, Kelso ASI Partners, L.P. and the Management Stockholders named therein; and

          b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 10th day of December, 1996.

                                          /s/ EMMANUEL A. KAMPOURIS
                                          --------------------------------------
                                          Name: Emmanuel A. Kampouris
                                          Title: Chairman, President, Chief
                                                 Executive Officer and Director

                               POWER OF ATTORNEY

     The undersigned, the Vice President and Controller of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Fred A. Allardyce, Richard A. Kalaher and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), to be offered for sale to the public on behalf of certain Management Stockholders and others as contemplated by that certain Amended and Restated Stockholders Agreement of American Standard Companies Inc., dated as of December 2, 1994, among the Corporation, Kelso ASI Partners, L.P. and the Management Stockholders named therein; and

          b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 10th day of December, 1996.

                                          /s/ G. RONALD SIMON
                                          --------------------------------------
                                          Name: G. Ronald Simon
                                          Title: Vice President and Controller

                               POWER OF ATTORNEY

     The undersigned, the Vice President and Chief Financial Officer of American Standard Companies Inc. (formerly named ASI Holding Corporation), a Delaware corporation (the "Corporation"), does hereby constitute and appoint Richard A. Kalaher, G. Ronald Simon and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), shares of the Corporation's Common Stock, par value $.01 per share (and associated Common Stock Rights) (the "Shares"), to be offered for sale to the public on behalf of certain Management Stockholders and others as contemplated by that certain Amended and Restated Stockholders Agreement of American Standard Companies Inc., dated as of December 2, 1994, among the Corporation, Kelso ASI Partners, L.P. and the Management Stockholders named therein; and

          b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 10th day of December, 1996.

                                          /s/ FRED A. ALLARDYCE
                                          --------------------------------------
                                          Name: Fred A. Allardyce
                                          Title: Vice President and Chief
                                             Financial Officer